UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2012

ISTA PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35396	33-0511729
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 Technology Drive, Irvine, California

(Address of principal executive offices)

92618

(Zip Code)

Registrant’s telephone number, including area code: (949) 788-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

A special meeting of Stockholders (the “Special Meeting”) of ISTA Pharmaceuticals, Inc. (the “Company”) was held on June 5, 2012. A total of 33,252,842 shares of the Company’s common stock, out of a total of 41,924,335 shares of common stock outstanding and entitled to vote as of April 23, 2012 (the record date for the Special Meeting) were present in person or represented by proxy. The matters acted upon at the Special Meeting are described in more detail in the Company’s proxy statement filed by the Company with the Securities and Exchange Commission on May 4, 2012 (as supplemented) and first mailed to the Company’s stockholders on or about May 7, 2012. A summary of the voting results for the following proposals is set forth below:

Proposal 1: Adoption of the Merger Agreement

The Company’s stockholders adopted the Agreement and Plan of Merger, dated as of March 26, 2012, as amended by that certain Amendment No. 1, dated May 24, 2012 (the “Merger Agreement”), by and among Bausch & Lomb Incorporated (“Parent”), Inga Acquisition Corporation, a wholly-owned subsidiary of Parent (“Merger Sub”), and the Company. The following were the tabulated votes “For” and “Against” this proposal as well as the number of “Abstentions”:

For	Against	Abstentions	Non-Votes	Uncast
32,907,311	248,578	96,953	0	0

Proposal 2: Approval, on a Non-Binding, Advisory Basis, of Certain Compensation Based on or Otherwise Relating to the Merger

The Company’s stockholders approved, on a non-binding, advisory basis, the “golden parachute” compensation that will be payable to the Company’s named executive officers in connection with the merger. The following were the tabulated votes “For” and “Against” this proposal as well as the number of “Abstentions”:

For	Against	Abstentions	Non-Votes	Uncast
26,230,959	3,542,706	3,479,177	0	0

Proposal 3: Adjournment of the Special Meeting

The Company’s stockholders approved the adjournment of the Special Meeting to a later time or date, if necessary or appropriate. The following were the tabulated votes “For” and “Against” this proposal as well as the number of “Abstentions”:

For	Against	Abstentions	Non-Votes	Uncast
31,924,705	1,209,801	118,336	0	0

Adjournment of the Special Meeting to a later time or date was not necessary or appropriate because there were sufficient votes at the time of the Special Meeting to approve the adoption of the Merger Agreement.

Item 8.01 Other Events.

On June 5, 2012, the Company issued a press release announcing the results of the stockholder vote at the Special Meeting. The full text of the press release, a copy of which is attached hereto as Exhibit 99.1, is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release of ISTA Pharmaceuticals, Inc., dated June 5, 2012

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ISTA PHARMACEUTICALS, INC.

June 5, 2012	By:	/s/ Lauren P. Silvernail
Chief Financial Officer and Vice President, Corporate Development

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of ISTA Pharmaceuticals, Inc., dated June 5, 2012